ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:        December 1, 1998 - December 31, 1998

SETTLEMENT DATE:          15-Jan-99

A.       SERIES INFORMATION

         Advanta Leasing Receivables Corp. IV and
         ADVANTA LEASING RECEIVABLES CORP. V
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1998-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
         (a.)     Beginning Aggregate Contract Principal Balance ("ACPB") .........................................$ 375,000,311.91
                                                                                                                   ----------------
         (b.)     Contract Principal Balance of all Collections allocable
                   to Contracts ....................................................$  16,047,904.41
                                                                                    ----------------
         (c.)     Contract Principal Balance of Charged-Off Contracts ..............$     930,260.91
                                                                                    ----------------
         (d.)     Total decline in Principal Balance ..............................................................$  16,978,165.32
                                                                                                                   ----------------
                  PLEDGES ON THIS SETTLEMENT DATE
         (e.)     Aggregate Contract Principal Balance of all Contracts pledged on this Settlement Date in accordance with section 1.03 of the Supplement..................................................................................$  16,978,165.76
                                                                                                                   ----------------
         (f.)     Amounts to be on deposited in Additional Property Funding
                   Account as of this Settlement Date .............................................................            0.00
                                                                                                                   ----------------
         (g.)     Ending Aggregate Contract Principal Balance of all Contracts
                   as of this Settlement Date .....................................................................$ 375,000,312.35
                                                                                                                   ----------------
                  BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
                   PAYMENT DATE
         (h.)     Class A Principal Balance as of this Settlement Date ............................................$ 331,200,000.00
                                                                                                                   ----------------
                  (Class A Note Factor)     1.0000000
                                          ------------
         (i1.)          Class A-1 Principal Balance ................................$  72,000,000.00
                                                                                    ----------------
         (i2.)          Class A-2 Principal Balance ................................$ 190,000,000.00
                                                                                    ----------------
         (i3.)          Class A-3 Principal Balance ................................$  23,300,000.00
                                                                                    ----------------
         (i4.)          Class A-4 Principal Balance ................................$  45,900,000.00
                                                                                    ----------------
         (j.)     Class B Principal Balance as of this Settlement Date ............................................$  18,938,000.00
                                                                                                                   ----------------
                  (Class B Note Factor)     1.0000000
                                          ------------
         (k.)     Class C Principal Balance as of this Settlement Date ............................................$   9,862,000.00
                                                                                                                   ----------------
                  (Class C Note Factor)     1.0000000
                                          ------------
         (l.)     Class D Principal Balance as of this Settlement Date ............................................$  15,000,304.00
                                                                                                                   ----------------
                  (Class D Note Factor)     1.0000000
                                          ------------

II.      COMPLIANCE RATIOS

         (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts
                   as of the related Calculation Date .............................................................$ 398,385,723.99
                                                                                                                   ----------------
         (b1.)    % of CBR 31 days or more delinquent as of the related
                   Calculation Date ...............................................................................           7.50%
                                                                                                                   ----------------
         (b2.)    Preceeding Month %:       Nov-98 ................................................................           7.86%
                                          ---------                                                                ----------------
         (b3.)    2nd Preceeding Month %:   Oct-98 ................................................................           6.49%
                                          ---------                                                                ----------------
         (b4.)    Three month rolling average % of CBR 31 days or more
                   delinquent .....................................................................................           7.28%
                                                                                                                   ----------------

         (c.)     (Revolving Period Only)
                  Does the current month % of CBR which are 31 days or more
                   delinquent exceed 11.5% ?  Y or N ..............................................................              NO
                                                                                                                   ----------------
                  (If Yes, then an Amortization Event occurs)

         (d.)     Does the three month rolling average % of CBR which are 31
                   days or more delinquent exceed 10.5% ?  Y or N .................................................              NO
                                                                                                                   ----------------
                  (If Yes, then an Amortization Event occurs)

         (e1.)    Monthly Net Loss Percentage for the related Collection Period ...................................           0.17%
                                                                                                                   ----------------
         (e2.)    Preceeding Month %:       Nov-98 ................................................................           0.12%
                                          ---------                                                                ----------------
         (e3.)    2nd Preceeding Month %:   Oct-98 ................................................................           0.15%
                                          ---------                                                                ----------------
         (e4.)    Three month average % of Monthly Net Loss Percentage ............................................           0.15%
                                                                                                                   ----------------
                  (If greater than 3.75%, then an Amortization Event Occurs)

                  (Amortization Period Only)
         (f)      Cumulative Net Loss Percentage as of the related Collection
                   Period .........................................................................................             N/A
                                                                                                                   ----------------
                  Does the Cumulative Net Loss Percentage exceed

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
         (f1.)    4.0 % from the Beginning Period to and including 12th
                   Collection Period ?  Y or N ....................................................................             N/A
                                                                                                                   ----------------
         (f2.)    5.5 % from 13th Collection Period to and including 24th
                   Collection Period ? Y or N .....................................................................             N/A
                                                                                                                   ----------------
         (f3.)    7.0 % from 25th Collection Period and thereafter ? Y or N .......................................             N/A
                                                                                                                   ----------------
                  (If Yes to f1 or f2 or f3, then a Residual Event occurs)

         (g1.)    Residual Realization for the related Collection Period
                   > 100% (YES/NO) ................................................................................             YES
                                                                                                                   ----------------
         (g2.)    Preceeding Month:         Nov-98  > 100% (YES/NO) ...............................................             YES
                                          ---------                                                                ----------------
         (g3.)    2nd Preceeding Month:     Oct-98  > 100% (YES/NO)                                                             YES
                                          ---------                                                                ----------------
         (g4.)    Three month rolling average Residual Realization Ratio
                   > 100% (YES/NO) ................................................................................             YES
                                                                                                                   ----------------
                  (If less than 100%, then a Residual Event Occurs)

III.     FLOW OF FUNDS
                  The amount of available funds on deposit in the Series 1998-1
                   Facility Account ...............................................................................$  19,175,289.92
                                                                                                                   ----------------

                  (1)       On each Payment Date prior to the Amortization Date

         (a.)     To the Servicer, Nonrecoverable Servicer Advances and other
                   amounts due ....................................................................................       98,886.91
                                                                                                                   ----------------
         (b.)     To the Servicer, if ABS is not the Servicer, Servicing Fee
                   and Ancillary Servicing Income, if any .........................................................            0.00
                                                                                                                   ----------------

                  To Series 1998-1 Noteholders:
         (c.)     To Class A, the total Class A Note Interest and Class A
                   Overdue Interest for the related period ........................................................$   1,611,575.83
                                                                                                                   ----------------
                                    Interest on Class A-1 Notes ....................$     346,200.00
                                                                                    ----------------
                                    Interest on Class A-2 Notes ....................$     921,500.00
                                                                                    ----------------
                                    Interest on Class A-3 Notes ....................$     115,140.83
                                                                                    ----------------
                                    Interest on Class A-4 Notes ....................$     228,735.00
                                                                                    ----------------
         (d.)     Interest on Class B Notes for the related period ................................................$      96,268.17
                                                                                                                   ----------------
         (e.)     Interest on Class C Notes for the related period ................................................$      53,336.98
                                                                                                                   ----------------

         (f.)     Available Funds remaining in Series 1998-1 Facility Account .....................................$  17,315,222.03
                                                                                                                   ----------------

                  From (x) the amount remaining in the Facility Account and ........$  17,315,222.03
                                                                                    ----------------
                  (y) the amount on deposit in the Additional Property Funding
                   Account ("APFA") ................................................            0.00
                                                                                    ----------------
                  ("Available Additional Property Funding Amount") as follows: ....................................$  17,315,222.03
                                                                                                                   ----------------

                  (A) To the Series Obligors, an amount equal to the least of .....................................$  16,047,904.41
                                                                                                                   ----------------
                      (i)    the Available Additional Property Funding Amount ......$  17,315,222.03
                                                                                    ----------------
                      (ii)   the sum of (a) the excess ACPB as of the second
                              preceding Calc. Date over the ACPB as of the
                              preceding Calc. Date plus (b) ........................$  16,047,904.41
                                                                                    ----------------
                              amount on deposit in the APFA on such payment
                               date and ............................................            0.00
                                                                                    ----------------
                             (Additional Property Funding Requirement)

                      (iii)  ACPB of all Additional Contracts actually pledged
                              on the Payment Date ..................................$  16,978,165.32
                                                                                    ----------------
                      and
                  (B) To the Additional Property Funding Account, the lesser of ...................................            0.00
                                                                                                                   ----------------
                      (i)    the excess, if any, (x) Additional Property
                              Funding Requirement over .............................$  16,047,904.41
                                                                                    ----------------
                      (y)    ACPB of all Additional Contracts actually pledged
                              on the Payment Date ..................................$  16,978,165.32
                                                                                    ----------------
                      Subtotal .....................................................$    (930,260.91)
                                                                                    ----------------
                      and (ii) the remaining Available Additional Property
                       Funding Amount ..............................................$   1,267,317.62
                                                                                    ----------------

         (g1)         Until the Reserve Account Funding Date:
                      To the Reserve Account, the amount equal to the Servicing
                       Fee otherwise payable to ABS ...............................................................
                                                                                                                   ----------------

         (g2)         After the Reserve Account Funding Date:
                      To the Servicer, ABS, the Servicing Fee plus Ancillary
                       Servicing Income, if any ...................................................................      312,500.25
                                                                                                                   ----------------

         (h)          To the Reserve Account, the amount needed to increase the
                       amount on deposit in the Reserve Account to the Required
                       Reserve Amount for such Payment Date .......................................................            0.00
                                                                                                                   ----------------

         (i)          Upon the occurrence of a Residual Event    the lesser of:
                      (A) the Available Funds remaining on deposit in the
                          Facility Account and .....................................            0.00
                                                                                    ----------------
                      (B) the aggregate amount of Residual Receipts included in
                           Available Funds .........................................            0.00
                                                                                    ----------------
                      To be deposited to the Residual Account .....................................................            0.00
                                                                                                                   ----------------

                  (2) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

         (a.)         To the Servicer, Unrecoverable Servicer Advances ............................................             N/A
                                                                                                                   ----------------

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
         (b.)         To the Servicer, if ABS is not the Servicer, Servicing
                       Fee and Ancillary Servicing Income, if any .................................................             N/A
                                                                                                                   ----------------

                      To Series 1998-1 Noteholders:
         (c.)         To Class A, the total Class A Note Interest and Class A
                       Overdue Interest for the related period ....................................................             N/A
                                                                                                                   ----------------
                                        Interest on Class A-1 Notes ................             N/A
                                                                                    ----------------
                                        Interest on Class A-2 Notes ................             N/A
                                                                                    ----------------
                                        Interest on Class A-3 Notes ................             N/A
                                                                                    ----------------
                                        Interest on Class A-4 Notes ................             N/A
                                                                                    ----------------
         (d.)         Interest on Class B Notes for the related period ............................................             N/A
                                                                                                                   ----------------
         (e.)         Interest on Class C Notes for the related period ............................................             N/A
                                                                                                                   ----------------

         (f.)         To Series 1998-1 Noteholders:
                      To Class A, the total Principal Payment and Class A
                       Overdue Principal, if any ..................................................................             N/A
                                                                                                                   ----------------
                                        Principal Payment to Class A-1
                                         Noteholders .....................N/A
                                                                         -----
                                        Principal Payment to Class A-2
                                         Noteholders .....................N/A
                                                                         -----
                                        Principal Payment to Class A-3
                                         Noteholders .....................N/A
                                                                         -----
                                        Principal Payment to Class A-4
                                         Noteholders .....................N/A
                                                                         -----
                      To Class B for Principal Payment and Overdue Principal,
                       if any ......................................................             N/A
                                                                                    ----------------
                      To Class C for Principal Payment and Overdue Principal,
                       if any ......................................................             N/A
                                                                                    ----------------

         (g)          Overdue Principal (included in the Principal Payments per
                       above, if any):
                      To Class A, total for Overdue Principal ......................             N/A
                                                                                    ----------------
                                        Overdue Principal to Class A-1    N/A
                                                                         -----
                                        Overdue Principal to Class A-2    N/A
                                                                         -----
                                        Overdue Principal to Class A-3    N/A
                                                                         -----
                                        Overdue Principal to Class A-4    N/A
                                                                         -----
                      To Class B for Overdue Principal .............................             N/A
                                                                                    ----------------
                      To Class C for Overdue Principal .............................             N/A
                                                                                    ----------------

         (h1.)        Until the Reserve Account Funding Date:
                      To the Reserve Account, the amount equal to the Servicing
                       Fee otherwise payable to ABS ...............................................................             N/A
                                                                                                                   ----------------

         (h2.)        After the Reserve Account Funding Date:
                      To the Servicer, ABS, the Servicing Fee plus Ancillary
                       Servicing Income, if any ...................................................................             N/A
                                                                                                                   ----------------

         (i.)         To the Reserve Account, the amount needed to increase the
                       amount on deposit in the Reserve Account to the Required
                       Reserve Amount for such Payment Date .......................................................             N/A
                                                                                                                   ----------------

         (j.)         Upon the occurrence of a Residual Event    the lesser of:
         (j1.)        (A) the Available Funds remaining on deposit in the
                           Facility Account and ....................................             N/A
                                                                                    ----------------
         (j2.)        (B) the aggregate amount of Residual Receipts included in
                           Available Funds .........................................             N/A
                                                                                    ----------------
         (j3.)        To be deposited to the Residual Account .....................................................             N/A
                                                                                                                   ----------------
         (k.)         To Class D Noteholders for Principal Payment ................................................             N/A
                                                                                                                   ----------------
         (l.)         To Class D Noteholders for Overdue Principal, if any ........................................             N/A
                                                                                                                   ----------------

                  (3) To ABS, the Servicing Fee previously due, but deposited
                       to the Reserve Account .....................................................................$              -
                                                                                                                   ----------------

                  (4) To the Series Obligors, as holders of the Residual
                       Interest, any Available Funds remaining on deposit in
                       the Facility Account .......................................................................$     954,817.37
                                                                                                                   ----------------

IV.      SERVICER ADVANCES

         (a.)         Aggregate amount of Servicer Advances at the beginning of
                       the related Collection Period ..............................................................    5,716,274.59
                                                                                                                   ----------------
         (b.)         Servicer Advances reimbursed during the related
                       Collection Period ..........................................................................      127,512.41
                                                                                                                   ----------------
         (c.)         Amount of unreimbursed Servicer Advances to be reimbursed
                       on the Settlement Date .....................................................................       91,606.46
                                                                                                                   ----------------
         (d.)         Servicer Advances made during the related Collection
                       Period .....................................................................................$              -
                                                                                                                   ----------------
         (e.)         Aggregate amount of Servicer Advances at the end of the
                       Collection Period ..........................................................................$   5,497,155.72
                                                                                                                   ----------------

V.       RESERVE ACCOUNT
         (a.)         Amount on deposit at the beginning of the related
                       Collection Period ..........................................................................$  11,700,000.00
                                                                                                                   ----------------
         (b.)         Amounts used to cover shortfalls, if any, for the related
                       Collection Period ..........................................................................$              -
                                                                                                                   ----------------
         (c.)         Amounts transferred from the Facility Account, if
                       applicable .................................................................................$              -
                                                                                                                   ----------------
         (d.)         Interest earned on Reserve Balance ..........................................................$      46,372.57
                                                                                                                   ----------------
         (e.)         Reserve Account Ending Balance before calculating
                       Required Reserve Amount ....................................................................$  11,746,372.57
                                                                                                                   ----------------
                                                                                                                   ----------------
         (f.)         Required Reserve Amount needed as of the related
                       Collection Period ..........................................................................$  11,700,000.00
                                                                                                                   ----------------

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
         (g1.)        If (f) is greater than (e), then amount of shortfall ........................................            0.00
                                                                                                                   ----------------
         (g2.)        If (e) is greater than (f), then excess amount to be
                       transferred to the Series Obligors .........................................................       46,372.57
                                                                                                                   ----------------
         (h.)         Amounts on deposit as of this Settlement Date (e minus g2) ..................................$  11,700,000.00
                                                                                                                   ----------------

VI.      RESIDUAL ACCOUNT
         (a.)         Amount on deposit at the beginning of the related
                       Collection Period ..........................................................................            0.00
                                                                                                                   ----------------
         (b.)         Amounts transferred from the Facility Account ...............................................            0.00
                                                                                                                   ----------------
         (c.)         Amounts used to cover shortfalls for the related
                       Collection Period ..........................................................................            0.00
                                                                                                                   ----------------
         (d.)         Amount on deposit as of this Settlement Date ................................................            0.00
                                                                                                                   ----------------

VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT
         (a.)         Amount on deposit at the beginning of the related
                       Collection Period ..........................................................................            0.00
                                                                                                                   ----------------
         (b.)         Amounts transferred from the Facility Account ...............................................            0.00
                                                                                                                   ----------------
         (c.)         Amounts transferred to the Series Obligors ..................................................            0.00
                                                                                                                   ----------------
         (d.)         Amount on deposit as of this Settlement Date ................................................            0.00
                                                                                                                   ----------------

VIII.    ADVANCE PAYMENTS
         (a.)         Beginning aggregate Advance Payments ........................................................$   1,923,715.93
                                                                                                                   ----------------
         (b.)         Amount of Advance Payments collected during the related
                       Collection Period ..........................................................................$   2,312,671.44
                                                                                                                   ----------------
         (c.)         Investment earnings for the related Collection Period .......................................$      13,082.27
                                                                                                                   ----------------
         (d.)         Amount of Advance Payments withdrawn for deposit into
                       Facility Account ...........................................................................$   1,428,329.35
                                                                                                                   ----------------
         (e.)         Ending aggregate Advance Payments ...........................................................$   2,821,140.29
                                                                                                                   ----------------

         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:                /s/ SUSAN A. MCVEIGH
                            ----------------------------------

         TITLE:             TREASURER
                            ---------

         DATE:              1/12/1999
                            ---------

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